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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)            February 7, 2002
                                                            ----------------


                             Prestige Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)


        Pennsylvania                     33-32692                 25-1785128
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(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)

             710 Old Clairton Road, Pleasant Hills, PA     15236
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             (Address of Principal Executive Offices)    (Zip Code)


Registrant's telephone number, including area code:       (412) 655-1190
                                                          --------------


Reasons for Report:

         ITEM 5.  OTHER EVENTS
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         On February 7, 2002, Prestige Bancorp, Inc., a Pennsylvania corporation and bank holding company ("Prestige Bancorp"), and its wholly owned subsidiary Prestige Bank, A Federal Savings Bank ("Prestige Bank") entered into an agreement and plan of merger (the "Agreement") with Northwest Bancorp, Inc. ("Northwest Bancorp"), its mutual holding company, Northwest Bancorp, MHC ("Northwest MHC"), its subsidiary savings bank, Northwest Savings Bank ("Northwest Bank") and Northwest Merger Subsidiary, Inc., a wholly owned subsidiary of Northwest Bancorp formed for purposes of the merger ("Northwest Subsidiary"). Under the terms of the Agreement Northwest Subsidiary would be merged with and into Prestige Bancorp with Prestige Bancorp as the surviving institution, and Prestige Bancorp would be merged with, or liquidated into, Northwest Bancorp with Northwest Bancorp as the surviving institution. Prestige Bank would also be merged into Northwest Bank. Prestige Bancorp stockholders would receive $13.75 in cash for each share of Prestige Bancorp. Each option to purchase Prestige Bancorp common stock would be converted into the right to receive cash in an amount equal to the difference between $13.75 and the exercise price of the option. Any unvested shares under the Prestige Bancorp Restricted Stock Plan would automatically vest and the holder would be entitled to receive $13.75 per share. The transaction is subject to certain conditions, including, among others, approval by Prestige Bancorp stockholders and applicable regulatory authorities.


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ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS
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         The following Exhibits are filed as part of this report:

               Exhibit No.                  Description
               -----------                  -----------
                  2.1 Agreement and Plan of Merger by and among Northwest Bancorp, MHC, Northwest Bancorp, Inc., Northwest Merger Subsidiary, Inc. and Northwest Savings Bank, and Prestige Bancorp and Prestige Bank

                  99.1     Joint Press Release dated February 7, 2002



                           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Date:         February 8, 2002
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                                       Registrant:   PRESTIGE BANCORP, INC.
                                                   ----------------------------

                                       Signature: /s/ Mark R. Schoen
                                                  -----------------------------

                                       Title: Chairman, Chief Executive Officer
                                              and President
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